Business Combination (Allocation of Consideration for Assets Acquired, Liabilities Assumed and Non-controlling Interests) (Details) (USD $) In Thousands, unless otherwise specified	May 11, 2012 NationSky [Member]	Nov. 30, 2012 Beijing Technology [Member] Beijing Feiliu and Beijing Red [Member]
Business Acquisition [Line Items]
Cash consideration	$ 3,157
Fair value of previously held 26.4% equity interests		5,568
Shares consideration	4,196	16,421
Total consideration transferred	7,353	21,989
Cash	3,892	490
Other tangible assets	4,482	4,167
Identifiable intangible assets acquired	5,058	4,977
Liability assumed	(3,367)	(3,493)
Goodwill	2,083	15,848
Fair value of non-controlling interests	(4,795)
Total	$ 7,353	$ 21,989